Morgan Stanley California Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001

Dear Shareholder:

During the fiscal year ended October 31, 2001, the U.S. economy slowed and the fixed-income markets rallied. The terrorist attacks on September 11 aggravated the decline in business and consumer activity. Almost immediately after the attacks many companies announced major layoffs. The unemployment rate jumped from 4.9 percent to 5.4 percent and October reported the largest job loss in 20 years.

The Federal Reserve Board responded to the attacks by lowering short-term interest rates by 50 basis points in both September and October. Subsequently, the Fed cut rates another 50 basis points in November. The November action, the tenth in 2001, reduced the federal funds rate to 2.00 percent, the lowest level since 1961. Additionally, both the House and Senate have been formulating plans to stimulate the economy. These monetary and fiscal actions appear to be laying the groundwork for an economic recovery.

Within the fixed-income markets, events of the past fiscal year had the greatest impact on U.S. Treasuries which appreciated throughout the year and rallied further in a flight to quality following September 11. Yields of short maturities declined the most, steepening the yield curve. On October 31, the U.S. Treasury stunned the securities markets by announcing the cessation of the 30-year bond auction.

Municipal Market Conditions

Over the past 12 months, tax-free interest rates have also moved lower. The 30-year insured municipal bond index, which was 5.65 percent last October, declined to 5.04 percent by the end of October 2001.

The ratio of municipal yields as a percentage of U.S. Treasury yields is routinely used as a guide to track the relationship between the two markets. A declining yield ratio indicates stronger relative performance by municipals. The ratio of 30-year insured municipal bond yields to U.S. Treasuries fell from 98 percent last October to 94 percent at the end of August. However, following September 11 and the Treasury's auction announcement, the ratio jumped to 104 percent. Long-term insured municipal yields above Treasuries is an anomaly that has occurred only during periods of significant market uncertainty. In the 10-year maturity range the ratio also soared, from 83 percent to 95 percent between August and October.

Morgan Stanley California Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001 continued

The change in the slope of the yield curve has been a major story in the fixed-income markets this year. Since the Fed started lowering short-term rates aggressively in January, the municipal yield curve between one- and 30-year maturities steepened, from 125 to 300 basis points.

Lower interest rates also led to a rebound in new-issue volume. During the first 10 months of 2001, underwriting surged 36 percent, to $224 billion. Refunding issues, the most interest-rate-sensitive category, represented almost one-quarter of the total. The states with the greatest issuance: California, Florida, New York and Texas represented 35 percent of national volume.

                         30-YEAR BOND YIELDS 1997-2001

[LINE GRAPH]

[BAR GRAPH]

              30-Year Insured                                 Insured Municipal Yields/
             Municipal Yields      U.S. Treasury Yields      U.S. Treasury Yields (Ratio)
             ----------------      --------------------      ----------------------------
1996               5.60%                 6.63%                         84.46%
1997               5.70%                 6.79%                         83.95%
                   5.65%                 6.80%                         83.09%
                   5.90%                 7.10%                          83.1%
                   5.75%                 6.94%                         82.85%
                   5.65%                 6.91%                         81.77%
                   5.60%                 6.78%                          82.6%
                   5.30%                 6.30%                         84.13%
                   5.50%                 6.61%                         83.21%
                   5.40%                 6.40%                         84.38%
                   5.35%                 6.15%                         86.99%
                   5.30%                 6.05%                          87.6%
                   5.15%                 5.92%                         86.99%
1998               5.15%                 5.80%                         88.79%
                   5.20%                 5.92%                         87.84%
                   5.25%                 5.93%                         88.53%
                   5.35%                 5.95%                         89.92%
                   5.20%                 5.80%                         89.66%
                   5.20%                 5.65%                         92.04%
                   5.18%                 5.71%                         90.72%
                   5.03%                 5.27%                         95.45%
                   4.95%                 5.00%                            99%
                   5.05%                 5.16%                         97.87%
                   5.00%                 5.06%                         98.81%
                   5.05%                 5.10%                         99.02%
1999               5.00%                 5.09%                         98.23%
                   5.10%                 5.58%                          91.4%
                   5.15%                 5.63%                         91.47%
                   5.20%                 5.66%                         91.87%
                   5.30%                 5.83%                         90.91%
                   5.47%                 5.96%                         91.78%
                   5.55%                 6.10%                         90.98%
                   5.75%                 6.06%                         94.88%
                   5.85%                 6.05%                         96.69%
                   6.03%                 6.16%                         97.89%
                   6.00%                 6.29%                         95.39%
                   5.97%                 6.48%                         92.13%
2000               6.18%                 6.49%                         95.22%
                   6.04%                 6.14%                         98.37%
                   5.82%                 5.83%                         99.83%
                   5.91%                 5.96%                         99.16%
                   5.91%                 6.01%                         98.34%
                   5.84%                 5.90%                         98.98%
                   5.73%                 5.78%                         99.13%
                   5.62%                 5.67%                         99.12%
                   5.74%                 5.89%                         97.45%
                   5.65%                 5.79%                         97.58%
                   5.55%                 5.61%                         98.93%
                   5.27%                 5.46%                         96.52%
2001               5.30%                 5.50%                         96.36%
                   5.27%                 5.31%                         99.25%
                   5.26%                 5.44%                         96.69%
                   5.45%                 5.79%                         94.13%
                   5.40%                 5.75%                         93.91%
                   5.35%                 5.76%                         92.88%
                   5.16%                 5.52%                         93.48%
                   5.07%                 5.37%                         94.41%
                   5.20%                 5.42%                         95.94%
                   5.04%                 4.87%                        103.49%

Source: Municipal Market Data- A Division of Thomson Financial Municipal Group and Bloomberg L.P.

Performance

During the 12-month period ended October 31, 2001, the net asset value (NAV) of Morgan Stanley California Quality Municipal Securities (IQC) increased from $13.96 to $14.86 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.69 per share, the Trust's total NAV return was
12.24 percent. IQC's value on the New York Stock Exchange (NYSE) increased from $12.0625 to $13.50 per share during this period. Based on this change

Morgan Stanley California Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001 continued

plus reinvestment of tax-free dividends, IQC's total market return was 18.01 percent. As of October 31, 2001, IQC's share price was at an 9.15 percent discount to its NAV.

Monthly dividends for November and December 2001 were declared in October. Beginning with the November payment, the monthly dividend was increased from $0.0575 to $0.065 per share. On October 31, 2001, the Trust's level of undistributed net investment income was $0.141 per share versus $0.66 per share at the beginning of the calendar year. The new dividend level more closely reflects the Trust's current earnings, which have benefited from the lower short-term borrowing costs of Auction Rate Preferred Shares (ARPS).

Portfolio Structure

The Trust's net assets of $208 million were diversified among 10 long-term sectors and 46 credits. At the end of October, the portfolio's average maturity was 21 years. Average duration, a measure of sensitivity to interest-rate changes, was 5.5 years. The accompanying charts and table provide current information on the portfolio's credit quality, maturity distribution and sector concentration. Optional call provisions by year and their respective cost (book) yields are also shown.

The Impact of Leveraging

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding ARPS. ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the 12-month period, ARPS leverage contributed approximately $0.09 per share to common share earnings. IQC's three ARPS series totaled $55 million and represented 26 percent of net assets. Weekly ARPS rates ranged between 1.40 and
5.05 percent during the fiscal period. In September, the ARPS Series 3 12-month auctions yielded 2.50 percent.

Morgan Stanley California Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001 continued

Looking Ahead

Economists calculate the negative impact of the September 11th attacks to be a full percentage point of gross domestic product. Consensus estimates for the second half of 2001 have accordingly been revised from modestly positive to negative. A decline in economic output for two successive quarters would meet the customary definition of a recession, which would be the first in a record 10 years. While there is no doubt that the terrorist attacks are having a negative impact on the economy, high-grade fixed-income securities have historically fared well during periods of stress.

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the 12-month period ended October 31, 2001, the Trust purchased and retired 310,500 shares of common stock at a weighted average market discount of 9.59 percent.

We appreciate your ongoing support of Morgan Stanley California Quality Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Morgan Stanley California Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001  continued

[LARGEST SECTORS BAR GRAPH]

LARGEST SECTORS AS OF OCTOBER 31, 2001
(% OF NET ASSETS)

                                         PUBLIC
WATER & SEWER        TRANSPORTATION    FACILITIES     EDUCATION       ELECTRIC      TAX ALLOCATION     HOSPITAL     REFUNDED
-------------        --------------    ----------     ---------       --------      --------------     --------     --------
27%                      14%              9%              8%              8%               8%              7%          6%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

[CREDIT RATINGS PIE CHART]

CREDIT RATINGS AS OF OCTOBER 31, 2001
(% OF TOTAL LONG-TERM PORTFOLIO)

Aaa OR AAA              Aa OR AA               A OR A               Baa OR BBB              Ba OR BB
----------              --------               ------               ----------              --------
   55                     25%                    10%                    8%                     2%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC. OR STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

[DISTRIBUTION BY MATURITY BAR GRAPH]

                            DISTRIBUTION BY MATURITY
                           (% OF LONG-TERM PORTFOLIO)

                           WEIGHTED AVERAGE MATURITY: 21 YEARS
----------------------------------------------------------------------------------------------
1-5 YEARS     5-10 YEARS        10-15 YEARS        15-20 YEARS       20-30 YEARS     30+ YEARS
---------     ----------        -----------        -----------       -----------     ---------
  0.0%          2.6%               16.7%              24.0%              46.7%         10.0%

PORTFOLIO STRUCTURE SUBJECT TO CHANGE.

Morgan Stanley California Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001  continued

CALL AND COST (BOOK) YIELD STRUCTURE
(BASED ON LONG-TERM PORTFOLIO)
OCTOBER 31, 2001

[CALL BAR CHART]

                   WEIGHTED AVERAGE
               CALL PROTECTION: 5 YEARS
------------------------------------------------------
YEARS
BONDS
CALLABLE                              PERCENT CALLABLE
--------                              ----------------
2001                                         0%
2002                                         3%
2003                                        46%
2004                                        15%
2005                                         0%
2006                                         1%
2007                                         3%
2008                                         3%
2009                                         1%
2010                                         4%
2011+                                       24%


[COST BAR CHART]

                  WEIGHTED AVERAGE
                  BOOK YIELD: 5.5%
----------------------------------------------------
YEARS                              COST (BOOK) YIELD*
----                               -----------------

2001
2002                                       5.6%
2003                                       5.6%
2004                                       5.4%
2005
2006                                       5.7%
2007                                       5.4%
2008                                       5.2%
2009                                       5.2%
2010                                       5.7%
2011+                                      5.3%

* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE TRUST OPERATING EXPENSES. FOR EXAMPLE, THE TRUST IS EARNING A BOOK YIELD OF 5.6% ON 3% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2002.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley California Quality Municipal Securities
RESULTS OF ANNUAL MEETING

                             *         *         *

On June 26, 2001, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) Election of Trustees by all shareholders:

Michael Bozic

For...................................................  8,540,820
Withheld..............................................    165,432

James F. Higgins
For...................................................  8,541,754
Withheld..............................................    164,498

(2) Election of Trustee by preferred shareholders:

Charles A. Fiumefreddo

For...................................................        747
Withheld..............................................          0

The following Trustees were not standing for reelection at this meeting:

Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent, Philip
J. Purcell and John L. Schroeder.

(3) Ratification of the selection of Deloitte & Touche LLP as Independent
    Auditors:

For...................................................  8,515,135
Against...............................................     29,092
Abstain...............................................    162,025

Morgan Stanley California Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            California Tax-Exempt Municipal Bonds (97.4%)
            General Obligation (4.1%)
            California,
$  1,375      Dtd 04/01/93............................................  5.90 %   04/01/23    $  1,423,001
   2,000      Dtd 09/01/00 (FGIC).....................................  5.25     09/01/30       2,053,900
   5,000    Los Angeles Community College District, 2001 Ser A
              (MBIA)..................................................  5.00     06/01/26       5,053,450
--------                                                                                     ------------
   8,375                                                                                        8,530,351
--------                                                                                     ------------
            Educational Facilities Revenue (8.4%)
            California Educational Facilities Authority,
   5,000      Carnegie Institute of Washington 1993 Ser A.............  5.60     10/01/23       5,181,100
   1,500      Culinary Institute of America Ser 1993 (Connie Lee).....  5.30     10/01/23       1,524,825
   2,500      Pepperdine University 1993 Ser A (MBIA).................  5.50     06/01/19       2,581,775
            University of California,
   5,000      UCLA Central Chiller/Cogeneration Refg Ser 1993 COPs....  5.50     11/01/14       5,202,700
   3,000      UCLA Central Chiller/Cogeneration Refg Ser 1993 COPs....  5.60     11/01/20       3,092,340
--------                                                                                     ------------
  17,000                                                                                       17,582,740
--------                                                                                     ------------
            Electric Revenue (7.5%)
            Los Angeles Department of Water & Power,
   3,410      Issue of 1993 (Secondary Ambac).........................  5.375    09/01/23       3,487,237
   2,000      2001 Ser................................................  5.00     07/01/24       2,017,620
   5,000    Northern California Transmission Agency, California,
              Oregon Transmission Refg Ser 1993 A (MBIA)..............  5.25     05/01/20       5,092,650
   5,000    Southern California Public Power Authority, Mead - Phoenix
              1994 Ser A (Ambac)......................................  4.875    07/01/20       5,029,750
--------                                                                                     ------------
  15,410                                                                                       15,627,257
--------                                                                                     ------------
            Hospital Revenue (7.3%)
   2,000    Alameda County, Alameda County Medical Center, Ser 1998
              (MBIA)..................................................  5.00     06/01/23       2,026,380
            California Health Facilities Financing Authority,
   3,000      Cedars-Sinai Medical Center Ser 1997 A (MBIA)...........  5.25     08/01/27       3,083,160
   5,000      Kaiser Permanente Ser 1985..............................  5.55     08/15/25       5,021,450
   2,000    California Statewide Communities Development Authority,
              Children's Hospital of Los Angeles Ser 1993 COPs
              (MBIA)..................................................  6.00     06/01/13       2,359,700
   2,500    Central California Joint Powers Health Financing
              Authority, Community Hospitals of Central California Ser
              2000 COPs...............................................  6.00     02/01/30       2,600,675
--------                                                                                     ------------
  14,500                                                                                       15,091,365
--------                                                                                     ------------
            Industrial Development/Pollution Control Revenue (2.3%)
   5,000    California Pollution Control Financing Authority, Pacific
--------      Gas & Electric Co 1993 Ser B (AMT)......................  5.85     12/01/23       4,811,650
                                                                                             ------------

                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001 continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Mortgage Revenue - Single Family (4.2%)
$  8,305    California Housing Finance Agency, Home 1993 Ser B........  5.65 %   08/01/14    $  8,645,588
--------                                                                                     ------------
            Public Facilities Revenue (8.5%)
   4,000    Irvine Unified School District - Community Facilities
              District #86-1, Special Tax Ser 1998 (Ambac)............  5.00     11/01/19       4,102,000
   5,000    Los Angeles Convention & Exhibition Center Authority, 1993
              Refg Ser A (MBIA).......................................  5.125    08/15/13       5,268,850
   5,000    Los Angeles County Public Works Financing Authority,
              Project IV (MBIA).......................................  5.25     12/01/16       5,172,200
   3,000    Redding Joint Powers Financing Authority, 1993 Ser A......  5.50     01/01/13       3,123,150
--------                                                                                     ------------
  17,000                                                                                       17,666,200
--------                                                                                     ------------
            Tax Allocation Revenue (7.8%)
   6,870    Garden Grove Community Development Agency, Refg Issue of
              1993....................................................  5.875    10/01/23       7,032,338
   7,000    Rosemead Redevelopment Agency, Project # 1 Ser 1993 A.....  5.60     10/01/33       7,088,340
   2,000    San Jose Redevelopment Agency, Merged Area Ser 1993
              (MBIA)..................................................  5.00     08/01/20       2,021,200
--------                                                                                     ------------
  15,870                                                                                       16,141,878
--------                                                                                     ------------
            Transportation Facilities Revenue (14.4%)
  10,000    Foothill/Eastern Transportation Corridor Agency,
              California, Ser 1999....................................  0.00     01/15/27       6,595,700
   5,000    Long Beach, Harbor Ser 1993 (AMT).........................  5.00     05/15/10       5,169,600
   5,000    Los Angeles County Metropolitan Transportation Authority,
              Sales Tax Refg Ser 1993 A (MBIA)........................  5.625    07/01/18       5,191,700
   5,000    Los Angeles Harbor Department 2001 A (Ambac)..............  5.00     08/01/25       5,057,350
   2,000    Los Angeles, Harbor Issue of 1996 Ser B (AMT) (MBIA)......  5.375    11/01/19       2,053,340
   1,000    San Francisco Bay Area Rapid Transit District, Sales Tax
              Ser 1998 (Ambac)........................................  4.75     07/01/23         993,250
   5,000    San Jose, Airport Ser 2001 A (FGIC).......................  5.00     03/01/31       5,010,750
--------                                                                                     ------------
  33,000                                                                                       30,071,690
--------                                                                                     ------------
            Water & Sewer Revenue (27.3%)
   8,000    California Department of Water Resources, Central Valley
              Ser L...................................................  5.50     12/01/23       8,197,520
   3,000    East Bay Municipal Utility District, Water, Ser 2001
              (MBIA)..................................................  5.00     06/01/26       3,031,740
   5,000    Eastern Municipal Water District, Ser 1993 A COPs
              (FGIC)..................................................  5.25     07/01/23       5,086,250
   5,000    Los Angeles County Sanitation Districts Financing
              Authority, 1993 Ser A...................................  5.25     10/01/19       5,093,550
   5,000    Los Angeles Department of Water & Power, Water 2001 Ser
              A.......................................................  5.125    07/01/41       5,050,550
   3,000    Marin County Municipal Water District, Ser 1993...........  5.65     07/01/23       3,106,470
   3,000    Metropolitan Waterworks District of Southern California,
              1996 Ser C..............................................  5.25     07/01/15       3,189,210
   1,750    Rancho Water District Financing Authority, Refg Ser 1994
              (Ambac).................................................  5.00     08/15/14       1,810,813

                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001 continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Riverside, Water
$  2,000      Ser 2001 (FGIC).........................................  5.00 %   10/01/26    $  2,025,020
   2,000      Ser 2001 (FGIC).........................................  5.00     10/01/31       2,019,600
   5,000    Sacramento County Sanitation Districts Financing
              Authority, Refg Ser 2001 (Ambac)........................  5.00     12/01/27       5,049,500
   3,000    Sacramento Financing Authority, Water & Capital
              Improvement 2001 Ser A (Ambac)..........................  5.00     12/01/26       3,031,740
   5,000    San Diego Public Facilities Authority, Sewer Ser 1993 A...  5.25     05/15/20       5,083,700
   5,000    San Francisco Public Utility Commission Water 92 Refg Ser
              A 2001 (FSA)............................................  5.00     11/01/31       5,043,100
--------                                                                                     ------------
  55,750                                                                                       56,818,763
--------                                                                                     ------------
            Refunded (5.6%)
   4,000    Anaheim, Anaheim Memorial Hospital Association COPs
              (Ambac) (ETM)...........................................  5.00     05/15/13       4,176,840
     260    Los Angeles Department of Water & Power, Issue of 1993
              (ETM)...................................................  5.375    09/01/23         273,213
   4,000    Sacramento County Sanitation Districts Financing
              Authority, Ser 1993 (ETM)...............................  5.00     12/01/16       4,119,800
   3,000    Puerto Rico Infrastructure Financing Authority, 2000 Ser A
              (ETM)...................................................  5.50     10/01/32       3,184,710
--------                                                                                     ------------
  11,260                                                                                       11,754,563
--------                                                                                     ------------
 201,470    Total California Tax-Exempt Municipal Bonds (Cost $194,463,054)...............    202,742,045
--------                                                                                     ------------
            California Tax-Exempt Short-Term Municipal Obligations
              (1.2%)
   1,600    California Health Facilities Finance Authority, Adventist
              Health System/West 1998 Ser B (MBIA) (Demand
              11/01/01)...............................................  1.65*    09/01/28       1,600,000
     800    California Statewide Communities Development Authority,
              Sutter Health Ser 1995 COPs (Ambac) (Demand 11/01/01)...  1.65*    07/01/15         800,000
--------                                                                                     ------------
   2,400    Total California Tax-Exempt Short-Term Municipal Obligations (Cost
            $2,400,000)...................................................................      2,400,000
--------                                                                                     ------------
$203,870    Total Investments (Cost $196,863,055) (a)...................             98.6%    205,142,045
========
            Other Assets in Excess of Liabilities.......................              1.4       2,968,756
                                                                                    -----    ------------
            Net Assets..................................................            100.0%   $208,110,801
                                                                                    =====    ============

                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001 continued


---------------------
   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
   ETM      Escrowed to maturity.
    *       Current coupon of variable rate demand obligation.
   (a)      The aggregate cost for federal income tax purposes
            approximates the aggregate cost for book purposes.
            The aggregate gross unrealized appreciation is $8,436,648
            and the aggregate gross unrealized depreciation is $157,658, resulting in net unrealized appreciation of $8,278,990.

Bond Insurance:
---------------
  Ambac     Ambac Assurance Corporation.
Connie Lee  Connie Lee Insurance Company - A wholly owned subsidiary of
            Ambac Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2001

Assets:
Investments in securities, at value
  (cost $196,863,055)...............  $205,142,045
Cash................................         6,610
Interest receivable.................     3,180,181
Prepaid expenses and other assets...       108,597
                                      ------------
    Total Assets....................   208,437,433
                                      ------------
Liabilities:
Payable for:
    Common shares of beneficial
      interest repurchased..........        90,451
    Dividends to preferred
      shareholders..................        67,910
    Investment management fee.......        65,838
Accrued expenses and other
  payables..........................       102,433
                                      ------------
    Total Liabilities...............       326,632
                                      ------------
    Net Assets......................  $208,110,801
                                      ============
Composition of Net Assets:
Preferred shares of beneficial
  interest (1,000,000 shares
  authorized of non-participating
  $.01 par value, 1,100 shares
  outstanding)......................  $ 55,000,000
                                      ------------
Common shares of beneficial interest
  (unlimited shares authorized of
  $.01 par value, 10,300,413 shares
  outstanding)......................   148,711,615
Net unrealized appreciation.........     8,278,990
Accumulated undistributed net
  investment income.................     1,447,548
Accumulated net realized loss.......    (5,327,352)
                                      ------------
    Net Assets Applicable to Common
      Shareholders..................   153,110,801
                                      ------------
    Total Net Assets................  $208,110,801
                                      ============
Net Asset Value Per Common Share
  ($153,110,801 divided by
  10,300,413 common shares
  outstanding)......................         $14.86
                                      =============

Statement of Operations
For the year ended October 31, 2001

Net Investment Income:

Interest Income......................  $10,742,190
                                       -----------
Expenses
Investment management fee............      719,623
Auction commission fees..............      137,656
Professional fees....................       54,584
Registration fees....................       45,156
Transfer agent fees and expenses.....       44,147
Auction agent fees...................       32,166
Shareholder reports and notices......       21,415
Trustees' fees and expenses..........       20,345
Custodian fees.......................       12,143
Other................................       21,497
                                       -----------
    Total Expenses...................    1,108,732
Less: expense offset.................      (12,133)
                                       -----------
    Net Expenses.....................    1,096,599
                                       -----------
    Net Investment Income............    9,645,591
                                       -----------
Net Realized and Unrealized Gain:
Net realized gain....................    2,168,309
Net change in unrealized
  appreciation.......................    6,126,330
                                       -----------
    Net Gain.........................    8,294,639
                                       -----------
Net Increase.........................  $17,940,230
                                       ===========

                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                               FOR THE YEAR       FOR THE YEAR
                                                                  ENDED              ENDED
                                                              OCTOBER 31, 2001   OCTOBER 31, 2000
                                                              ----------------   ----------------

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................    $  9,645,591       $  9,812,814
Net realized gain (loss)....................................       2,168,309           (177,742)
Net change in unrealized appreciation.......................       6,126,330         11,830,021
                                                                ------------       ------------
    Net Increase............................................      17,940,230         21,465,093
                                                                ------------       ------------
Dividends to Shareholders from Net Investment Income:
Preferred...................................................      (1,670,502)        (2,101,017)
Common......................................................      (7,224,218)        (8,315,971)
                                                                ------------       ------------
    Total Dividends.........................................      (8,894,720)       (10,416,988)
                                                                ------------       ------------
Decrease from transactions in common shares of beneficial
  interest..................................................      (4,031,454)        (4,412,532)
                                                                ------------       ------------
    Net Increase............................................       5,014,056          6,635,573
Net Assets:
Beginning of period.........................................     203,096,745        196,461,172
                                                                ------------       ------------
End of Period
(Including accumulated undistributed net investment income
of $1,447,548 and $696,677, respectively)...................    $208,110,801       $203,096,745
                                                                ============       ============

                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001

1. Organization and Accounting Policies

Morgan Stanley California Quality Municipal Securities (the "Trust"), formerly Morgan Stanley Dean Witter California Quality Municipal Securities (the Trust's name changed effective December 20, 2001), is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

Morgan Stanley California Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001 continued

D. Dividends and Distributions to Shareholders -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2001 aggregated $47,168,520 and $51,058,785, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $2,200.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $6,672. At October 31, 2001, the Trust had an accrued pension liability of $42,398 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. Preferred Shares of Beneficial Interest

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by

Morgan Stanley California Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001 continued

the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 3 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                 AMOUNT IN             RESET        RANGE OF
SERIES  SHARES*  THOUSANDS*   RATE*     DATE    DIVIDEND RATES**
------  -------  ----------   -----   --------  ----------------
  1       260     $13,000     1.831%  11/06/01   1.40% - 5.05 %
  2       240      12,000     1.787   11/08/01   1.744 - 4.264
  3       600      30,000     2.50    09/10/02   2.00  - 5.00

---------------------

     *   As of October 31, 2001.
    **   For the year ended October 31, 2001.

Subsequent to October 31, 2001 and up through December 5, 2001, the Trust paid dividends to each of the Series 1 through 3 at rates ranging from 1.20% to 2.50% in the aggregate amount of $103,358.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. Federal Income Tax Status

During the year ended October 31, 2001, the Trust utilized approximately $2,171,000 of its net capital loss carryover. At October 31, 2001, the Trust had a net capital loss carryover of approximately $5,327,000, to offset future capital gains to the extent provided by regulations, available through October 31 of the following years:

               AMOUNT IN THOUSANDS
--------------------------------------------------
        2002    2003   2004   2005   2008
       -----   ------  ----  ------  ----
       $2,834  $1,012  $113  $1,188  $180
       ======  ======  ====  ======  ====

Morgan Stanley California Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001 continued

6. Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, October 31, 1999...................................  10,973,913   $109,739    $157,045,862
Treasury shares purchased and retired (weighted average
  discount 7.60%)*..........................................    (363,000)    (3,630)     (4,408,902)
                                                              ----------   --------    ------------
Balance, October 31, 2000...................................  10,610,913    106,109     152,636,960
Treasury shares purchased and retired (weighted average
  discount 9.59%)*..........................................    (310,500)    (3,105)     (4,028,349)
                                                              ----------   --------    ------------
Balance, October 31, 2001...................................  10,300,413   $103,004    $148,608,611
                                                              ==========   ========    ============

---------------------
   * The Trustees have voted to retire the shares purchased.

7. Dividends to Common Shareholders

On October 30, 2001, the Trust declared the following dividends from net investment income:

 AMOUNT         RECORD            PAYABLE
PER SHARE        DATE              DATE
---------  ----------------  -----------------
 $0.065    November 9, 2001  November 23, 2001
 $0.065    December 7, 2001  December 21, 2001

8. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

9. Risks Relating to Certain Financial Instruments

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At October 31, 2001, the Trust did not hold positions in residual interest bonds.

10. Change in Accounting Policy

Effective November 1, 2001, the Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of his accounting change will have no impact on the net assets of the Fund, but will result in an adjustment to the cost of securities and a corresponding adjustment to undistributed net investment income based on securities held as of October 31, 2001.

Morgan Stanley California Quality Municipal Securities

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                          FOR THE YEAR ENDED OCTOBER 31*
                                                             ---------------------------------------------------------
                                                               2001        2000        1999        1998        1997
                                                             ---------   ---------   ---------   ---------   ---------

Selected Per Share Data:
Net asset value beginning of period........................    $13.96     $ 12.89     $ 14.67     $ 13.90     $ 13.08
                                                               ------     -------     -------     -------     -------
Income (loss) from investment operations:
    Net investment income..................................      0.92        0.91        0.90        0.91        0.91
    Net realized and unrealized gain (loss)................      0.79        1.09       (1.77)       0.74        0.74
                                                               ------     -------     -------     -------     -------
Total income (loss) from investment operations.............      1.71        2.00       (0.87)       1.65        1.65
                                                               ------     -------     -------     -------     -------
Less dividends from:
    Net investment income..................................     (0.69)      (0.77)      (0.75)      (0.72)      (0.69)
    Common share equivalent of dividends paid to preferred
    shareholders...........................................     (0.16)      (0.19)      (0.17)      (0.17)      (0.17)
                                                               ------     -------     -------     -------     -------
Total dividends............................................     (0.85)      (0.96)      (0.92)      (0.89)      (0.86)
                                                               ------     -------     -------     -------     -------
Anti-dilutive effect of acquiring treasury shares..........      0.04        0.03        0.01        0.01        0.03
                                                               ------     -------     -------     -------     -------
Net asset value, end of period.............................    $14.86     $ 13.96     $ 12.89     $ 14.67     $ 13.90
                                                               ======     =======     =======     =======     =======
Market value, end of period................................    $13.50     $12.063     $12.188     $14.188     $12.688
                                                               ======     =======     =======     =======     =======
Total Return+..............................................     18.01%       5.32%      (9.28)%     18.01%      19.60%
Ratios to Average Net Assets of Common Shareholders:
Expenses (before expense offset)...........................      0.74%(1)    0.78%(1)    0.76%(1)    0.74%(1)    0.76%
Net investment income before preferred stock dividends.....      6.40%       6.84%       6.35%       6.32%       6.82%
Preferred stock dividends..................................      1.11%       1.47%       1.19%       1.21%       1.26%
Net investment income available to common shareholders.....      5.29%       5.37%       5.16%       5.11%       5.56%
Supplemental Data:
Net assets, end of period, in thousands....................  $208,111    $203,097    $196,461    $216,951    $209,990
Asset coverage on preferred shares at end of period........       378%        369%        357%        394%        382%
Portfolio turnover rate....................................        24%          5%          3%          4%          6%

---------------------

     * The per share amounts were computed using an average number of shares outstanding during the period.
     + Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Does not reflect the effect of expense offset of 0.01%.

                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Morgan Stanley California Quality Municipal Securities:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley California Quality Municipal Securities (the "Trust"), formerly Morgan Stanley Dean Witter California Quality Municipal Securities, including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley California Quality Municipal Securities as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 20, 2001

                      2001 FEDERAL TAX NOTICE (UNAUDITED)

     For the year ended October 31, 2001, all of the Trust's dividends from net investment income received by both common and preferred shareholder classes were exempt interest dividends, excludable from gross income for Federal income tax purposes.

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, NY 10020


MORGAN STANLEY
California Quality
Municipal Securities


Annual Report
October 31, 2001